                                                                       EXHIBIT 1

                             ALLIANCE IMAGING, INC.

             $125,000,000 [  ]% Senior Subordinated Notes due 2005

          $40,000,000 Senior Subordinated Floating Rate Notes due 2005

                             UNDERWRITING AGREEMENT
                             ----------------------

                                                                      [  ], 1997

BT Alex. Brown Incorporated
Salomon Brothers Inc


c/o BT Alex. Brown Incorporated
One Bankers Trust Plaza
New York, New York  10005

Ladies and Gentlemen:

          Alliance Imaging, Inc., a Delaware corporation ("Alliance"), hereby
                                                           --------
confirms its agreement with you (the "Underwriters") as set forth below.
                                      ------------

          1.    The Securities.  Subject to the terms and conditions herein
                --------------
contained, Alliance proposes to issue and sell to the Underwriters (the

"Offering") $125,000,000 aggregate principal amount of its Senior Subordinated
 --------
Notes due 2005 (the "Fixed Rate Notes") and $40,000,000 aggregate principal
                     ----------------
amount of its Senior Subordinated Floating Rate Notes due 2005 (the "Floating
                                                                     --------
Rate Notes" and together with the Fixed Rate Notes, the "Notes").  The Notes
----------                                   -----
will be issued pursuant to an indenture (the "Indenture") to be entered into
                                              ---------
among Alliance, as issuer, the Guarantors (as defined below) and [ ], as trustee (the "Trustee").
      -------

          The Notes will be unconditionally guaranteed (the "Guarantees") on a
                                                             ----------
senior subordinated basis by Alliance Imaging of Ohio, Inc., a Delaware corporation, Alliance Imaging of Michigan, Inc., a Delaware corporation, Royal Medical Health Services, Inc., a Pennsylvania corporation, and Alliance Imaging of Central Georgia, Inc., a Georgia corporation (collectively, the "Guarantors"), each of which is a wholly owned subsidiary of Alliance. The Notes
 ----------
and the Guarantees are collectively referred to as the "Securities". Alliance
                                                        ----------
and the Guarantors are collectively referred to as the "Issuers".
                                                        -------

          The Notes are being sold in connection with the recapitalization of Alliance (the "Recapitalization") which will be effected pursuant to an
               ----------------
Agreement and Plan of Merger dated as of July 23, 1997, as amended, whereby Newport Acquisition Company ("Newco"), a Delaware corporation, will be merged
                              -----
with and into Alliance with Alliance being the surviving corporation. The Recapitalization will be consummated concurrently with the Offering.

          In connection with the Recapitalization, Alliance will execute an agreement (the "Credit Agreement") with Bankers Trust Company, as agent, and
                ----------------
certain lenders thereto to provide Alliance a loan commitment of up to $125 million.

          The Offering, the Recapitalization and the related borrowings under the Credit Agreement are collectively referred to as the "Transactions". The
                                                          ------------
Securities, the Indenture and this Agreement are collectively referred to herein as the "Operative Documents".
        -------------------

          The consummation of the Transactions, and other transactions contemplated thereby, will be concurrent, and the Offering is conditioned upon consummation of the other components of the Transactions.

          2.    Representations and Warranties.  The Issuers represent and
                ------------------------------
warrant to and agree with the Underwriters that:

        (a) A registration statement on Form S-2, including a prospectus, subject to completion, has been filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended
     ----------
     (together with the rules and regulations of the Commission promulgated thereunder, the "Act"), by Alliance with respect to the Securities (File
                      ---
     No. 333-33817), and one or more
     amendments to such registration statement also have been so filed. After the execution of this Agreement, Alliance will file with the Commission either (x) if such registration statement, as it may have been amended, has been declared by the Commission to be effective under the Act, a prospectus in the form most recently included in an amendment to such registration statement (or, if no such amendment shall have been filed, in such registration statement) with such changes or insertions as are required by Rule 430A under the Act or permitted by Rule 424(b) under the Act and as have been provided to and approved by the Underwriters prior to the execution of this Agreement, or (y) if such registration statement, as it may have been amended, has not been declared by the Commission to be effective under the Act, an amendment to such registration statement, and including a form of prospectus, a copy of which amendment has been furnished to and approved by the Underwriters prior to the execution of this Agreement. As used in this Agreement, the term "Registration
                                                           ------------
     Statement" means such registration statement, as amended at the time when
     ---------
     it was or is declared effective, and including all financial schedules and exhibits thereto and including any information omitted therefrom pursuant to Rule 430A under the Act and included in the Prospectus (as hereinafter defined); the term "Preliminary Prospectus" means each prospectus, subject
                         ----------------------
     to completion, filed with such registration statement or any amendment thereto (including the prospectus, subject to completion, if any, included in such Registration Statement or any amendment thereto at the time it was or is declared effective); and the term "Prospectus" means the prospectus
                                              ----------
     included in the Registration Statement, in the form in which such prospectus was filed with the Commission pursuant to Rule 424(b) under the Act or, if no prospectus is required to be filed pursuant to said Rule 424(b) with respect to any such Registration Statement, such term means the prospectus included in such Registration Statement. Any reference herein to any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto shall be deemed to refer to and include the documents incorporated therein by reference pursuant to Item 12 of Form S-2 under the Act, as of the date of such Preliminary Prospectus or the Prospectus (all such incorporated
                                                             ------------
     documents being herein called the "Incorporated Documents").
                                                     ---------

        (b) The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus. When any Preliminary Prospectus was filed with the Commission it (x) complied in all material respects with the requirements of the Act and (y) did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. When the Registration Statement or any amendment thereto was or is declared effective, it (1) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with, the requirements of the Act and (2) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading. When the Prospectus or any amendment or supplement thereto is filed with the Commission pursuant to Rule 424(b) (or, if the Prospectus or such amendment or supplement is not required to be so filed, when the Registration Statement or the amendment thereto containing the Prospectus or amendment or supplement to the Prospectus was or is declared effective) and on the Closing Date (as defined in Section 3), the Prospectus, as amended or supplemented at such time, (i) complied or will comply in all material respects with the requirements of the Act and (ii) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Each document incorporated by reference in any Preliminary Prospectus or the Prospectus, when filed with the Commission, (A) complied in all material respects with the requirements of the Act and the Exchange Act and (B) did not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing provisions of this paragraph (b) do not apply to statements or omissions made in any Preliminary Prospectus, the Registration Statement or any amendment thereto or the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to Alliance by the Underwriters specifically for use therein or to the Statement of Eligibility and Qualification (the
     "Form T-1") under the Trust Indenture Act of 1939, as amended (the "Trust
      --------                                                           -----
     Indenture Act"), of the Trustee filed as an exhibit to the Registration
     -------------
     Statement.

        (c) At the Closing Date after giving effect to the Transactions, Alliance will have the authorized, issued and outstanding capitalization set forth in the Prospectus under the caption "Pro Forma Capitalization"; all of the outstanding shares of capital stock of Alliance are duly authorized and validly issued, fully paid and nonassessable and not issued in violation of any preemptive or similar rights. Except as described in the Prospectus, all of the outstanding shares of capital stock of Alliance when issued were free and clear of all liens, encumbrances, equities and claims or restrictions on transferability (other than those imposed by the Act and the securities or "Blue Sky" laws of certain jurisdictions), or voting; except as described in the Prospectus, there are no (i) options, warrants or other rights to purchase, (ii) agreements or other obligations to issue or (iii) other rights to convert any obligation into, or exchange any securities for, shares of capital stock of or ownership interests in Alliance. Except as described in the Registration Statement, Alliance does not own, directly or indirectly, any shares of capital stock or any other equity or long-term debt securities or have any equity interest in any firm, partnership, joint venture or other entity.

        (d) Alliance and the subsidiaries of Alliance listed on Exhibit A attached hereto (each, a "Subsidiary" and collectively, the "Subsidiaries")
                               ----------                         ------------
     are duly incorporated,
     validly existing and in good standing as corporations under the laws of their respective jurisdictions of incorporation, with all requisite corporate power and authority (corporate or otherwise) to own or lease their properties and conduct their businesses as now conducted. Each of Alliance and the Subsidiaries is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions where the ownership or leasing of its properties or the conduct of its businesses requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business, condition (financial or other) or results of operations or prospects of Alliance and the Subsidiaries, taken as a whole (any such event, a "Material Adverse Effect").
                                    -----------------------

          (e) Alliance and each of the Guarantors has all requisite corporate power and authority to execute, deliver and perform its respective obligations under this Agreement and the other Operative Documents and to consummate the transactions contemplated hereby and thereby, including, without limitation, the power and authority to issue, sell and deliver the Securities as contemplated by this Agreement.

          (f) This Agreement has been duly and validly authorized, executed and delivered by Alliance and each of the Guarantors.

          (g) The Notes have been duly and validly authorized by Alliance for issuance and conform in all material respects to the description thereof in the Prospectus. The Notes, when executed by Alliance and authenticated by the Trustee in accordance with the provisions of the Indenture, and delivered to and paid for by the Underwriters in accordance with the terms hereof, will have been duly executed, issued and delivered and will constitute valid and binding obligations of Alliance, entitled to the benefits of the Indenture enforceable against Alliance in accordance with their terms, except that (i) the enforcement thereof may be subject to (A) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (B) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law), (each of clauses (A) and (B), an "Enforceability Limitation") and
                                             -------------------------
     (ii) the enforceability of any indemnification or contribution provisions thereof may be limited under applicable securities laws or the public policies underlying such laws.

          (h) The Guarantees have been duly and validly authorized for issuance and sale to the Underwriters by the Guarantors and, when the Notes are duly and validly authorized, executed, issued and authenticated in accordance with the terms of the Indenture and delivered against payment therefor in accordance with the terms hereof, will be the valid and binding obligations of each of the Guarantors, enforceable against each of the Guarantors in accordance with their terms and entitled to the benefits of the Indenture, except that the enforcement thereof may be subject to the Enforceability Limitations and the enforceability of any indemnification or contribution provisions thereof may be limited under applicable securities laws or the public policies underlying such laws.

          (i) The Indenture has been duly authorized by Alliance and each of the Guarantors and, when executed and delivered by Alliance and each of the Guarantors (assuming the due authorization, execution and delivery thereof by the Trustee), will constitute a valid and binding agreement of Alliance and the Guarantors, enforceable against each of them in accordance with its terms, except that the enforcement thereof may be subject to the Enforceability Limitations and the enforceability of any indemnification or contribution provisions thereof may be limited under applicable securities laws or the public policies underlying such laws. The Indenture has been qualified under the Trust Indenture Act and complies as to form in all material respects with the requirements of the Trust Indenture Act.

          (j) The Credit Agreement has been duly authorized by Alliance and each of the Guarantors and, when duly executed and delivered by Alliance, will be the valid and binding obligation of Alliance and the Guarantors enforceable against each of them in accordance with its terms, except that the enforcement thereof may be subject to the Enforceability Limitations and the enforceability of any indemnification or contribution provisions thereof may be limited under applicable securities laws or the public policies underlying such laws.

          (k) Alliance and each of the Guarantors has the requisite corporate power and authority to enter into the Transactions (to the extent each is a party thereto).

          (l) Except as described in the Prospectus, no consent, approval, authorization or order of any court or governmental agency or body is required for the performance of the Operative Documents or the Transactions by Alliance and the Guarantors or of any of the transactions contemplated hereby or thereby, except such as have been obtained or are contemplated to be obtained by the Prospectus and such as may be required under the Act, the Trust Indenture Act or state securities or "Blue Sky" laws in connection with the purchase and distribution of the Securities by the Underwriters and in connection with the Transactions. Neither Alliance or any of the Subsidiaries is (i) in violation of its certificate of incorporation or bylaws, (ii) in violation of any statute, judgment, decree, order, rule or regulation applicable to any of them or any of their respective properties or assets which violation would have a Material Adverse Effect, or (iii) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan agreement, note, lease, license, franchise agreement, permit, certificate or other agreement or instrument to which any of them is subject (collectively, the "Contracts"), which default would
                                            ---------
     have a Material Adverse Effect.

          (m) The execution, delivery and performance by Alliance and the Guarantors of the Operative Documents and the consummation of the Transactions (to the extent each such person is a party thereto) and the transactions contemplated hereby and thereby will not conflict with or constitute or result in a breach or violation of any of (x) the terms or provisions of, or constitute a default by any of them under, any of the Contracts, which conflict, breach, violation or default, individually or in the aggregate, would have a Material Adverse Effect, (y) the certificate of incorporation or bylaws of any such person, or (z) any statute, judgment, decree, order, rule or regulation (excluding state securities and "Blue Sky" laws) of any court or governmental agency or other body applicable to any such person, or any of their respective properties, which conflict, breach, violation or default, individually or in the aggregate, would have a Material Adverse Effect.

          (n) Each of the Transactions conforms in all material respects to the description thereof in the Prospectus.

          (o) The fair value and present fair saleable value of the assets of Alliance and each of the Guarantors exceeds the sum of its stated liabilities and identified contingent liabilities; and after giving effect to the Transactions and the consummation of the transactions contemplated thereby and by the Prospectus, Alliance and each of the Guarantors will not be (a) left with unreasonably small capital with which to carry on its business as it is proposed to be conducted, (b) unable to pay its debts (contingent or otherwise) as they mature or (c) insolvent.

          (p) The audited and unaudited consolidated financial statements of Alliance and the related notes included in the Prospectus present fairly in all material respects the consolidated financial position, results of operations and cash flows of Alliance at the dates and for the periods to which they relate, and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis.

          (q) The pro forma financial statements and other pro forma financial information (including the notes thereto) included in the Prospectus have been prepared in accordance with applicable requirements of Regulation S-X promulgated under the Exchange Act and have been properly computed on the bases described therein. The assumptions used in the preparation of the pro forma financial statements and other pro forma financial information included in the Prospectus are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein in all material respects.

          (r) Ernst & Young LLP, which has audited certain of such financial statements and schedules as set forth in their reports included in the Registration Statement and the Prospectus, is an independent public accounting firm as required by the Act.

          (s) Except as described in the Prospectus, there is not pending or, to the knowledge of Alliance, threatened any action, suit, proceeding, inquiry or investigation to which Alliance or the Guarantors or any of their respective property is subject, before or brought by any court or governmental agency or body, which could reasonably be expected to have a Material Adverse Effect.

          (t) Alliance and the Guarantors have obtained all licenses, permits, franchises and other governmental authorizations necessary to conduct their respective business as described in the Prospectus and the lack of which would have a Material Adverse Effect.

          (u) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus and except as described therein or contemplated thereby, none of Alliance or the Guarantors has incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, not in the ordinary course of business.

          (v) Except as described in the Prospectus, (A) each of Alliance and the Guarantors is in compliance with and not subject to liability under applicable Environmental Laws (as defined below), (B) each of Alliance and the Guarantors has made all filings and provided all notices required under any applicable Environmental Law, and is in compliance with all permits required under any applicable Environmental Laws, (C) there is no civil, criminal or administrative action, suit, demand, claim, hearing, notice of violation, investigation, proceeding, notice or demand letter or request for information pending or threatened against Alliance or any of the Guarantors under any Environmental Law, (D) no lien, charge, encumbrance or restriction has been recorded under any Environmental Law with respect to any assets, facility or property owned, operated, leased or controlled by Alliance or any of the Guarantors, (E) none of Alliance or the Guarantors has received notice that it has been identified as a potentially responsible party under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), or any
                                                          ------
     comparable state law, and (F) no property or facility of Alliance or any of the Guarantors is (i) listed or, to Alliance's knowledge, proposed for listing on the National Priorities List under CERCLA or is (ii) listed in the Comprehensive Environmental Response, Compensation, Liability Information System List promulgated pursuant to CERCLA, or, to Alliance's knowledge, on any comparable list maintained by any state or local governmental authority; except, in the case of clauses (A), (B) and (D) for such noncompliance with applicable Environmental Laws, failures to make filings and provide notices under applicable Environmental Laws and recording of liens, charges, encumbrances or restrictions under any Environmental Laws that, individually or in the aggregate, has not had a Material Adverse Effect and would not reasonably be expected to have a Material Adverse Effect

     For purposes of this Agreement, "Environmental Laws" means the common law
                                      ------------------
     and all applicable federal, state and local laws or regulations, codes, orders, decrees, judgments or injunctions issued, promulgated, approved or entered thereunder, relating to pollution or protection of public health and safety or the environment, including, without limitation, laws relating to (i) emissions, discharges, releases or threatened releases of hazardous materials into the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata), (ii) the manufacture, processing, distribution, use, generation, treatment, storage, disposal, transport or handling of hazardous materials, and (iii) underground and above ground storage tanks and related piping, and emissions, discharges, releases or threatened releases therefrom.

          (w) There is no strike, labor dispute, slowdown or work stoppage with the employees of Alliance or any of the Guarantors which is pending or, to the knowledge of Alliance, threatened.

          (x) Each of Alliance and the Guarantors carries insurance (including self-insurance) in such amounts and covering such risks as would be obtained by companies in the same or similar businesses in the ordinary course for the conduct of its business and the value of its properties.

          (y) Each of Alliance and the Guarantors has good title to all personal property described in the Prospectus as being owned by it and good and marketable title to a leasehold estate in the real and personal property described in the Prospectus as being leased by it free and clear of all liens, charges, encumbrances or restrictions, except as described in the Prospectus or to the extent the failure to have such title or the existence of such liens, charges, encumbrances or restrictions would not, individually or in the aggregate, have a Material Adverse Effect.

          (z) None of Alliance or the Guarantors has any liability for any prohibited transaction or accumulated funding deficiency (within the meaning of Section 412 of the Code) or any complete or partial withdrawal liability with respect to any pension, profit sharing or other plan which is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), to which Alliance or any of the Guarantors makes or
               -----
     ever has made a contribution and in which any employee of Alliance or any of the Guarantors is or has ever been a participant. With respect to such plans, Alliance and each of the Guarantors is in compliance in all material respects with all applicable provisions of ERISA.

          (aa) Neither Alliance nor any of the Guarantors or any agent acting on behalf of them, has taken or will take any action that might cause this Agreement or the issuance or sale of the Securities to violate Regulation G, T, U or X of the Board of Governors of the Federal Reserve System as in effect on the Closing Date.

          (bb) Neither Alliance nor any of the Guarantors is now, and after giving effect to the Transactions and the other transactions contemplated by the Prospectus will be, required to register as an "investment company" or a company "controlled by" an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          (cc) All taxes, assessments, fees and other charges (including, without limitation, withholding taxes, penalties, and interest) due or claimed to be due from Alliance and the Guarantors that are due and payable have been paid, other than those being contested in good faith or those currently payable without penalty or interest and for which an adequate reserve or accrual has been established in accordance with generally accepted accounting principles, and except where the failure so to pay would not, individually or in the aggregate, have a Material Adverse

     Effect. Neither Alliance or any of the Guarantors knows of any actual or proposed additional tax assessments for any fiscal period against Alliance or the Guarantors, individually or in the aggregate, which would have a Material Adverse Effect.

          (dd) Alliance has delivered to the Underwriters a true and correct copy of each of the documents contemplated by the Transactions, together with all related agreements and all schedules and exhibits thereto, and there shall have been no material amendments, alterations, modifications or waivers of any of the provisions of any such documents since their respective dates of execution, other than any such amendments, alterations, modifications and waivers as to which the Underwriters have been advised in writing and which would be required to be disclosed in the Prospectus; and to the best knowledge of Alliance and the Guarantors there exists no event or condition which would constitute a default or an event of default under any of the documents contemplated by the Transactions which would result in a Material Adverse Effect or materially adversely affect the ability of Alliance and the Guarantors to consummate the Transactions.

          Any certificate signed by any officer of Alliance or any of the Guarantors and delivered to the Underwriters or to counsel for the Underwriters shall be deemed a joint and several representation and warranty by Alliance and the Guarantors to each Underwriter as to the matters covered thereby.

3.    Purchase, Sale and Delivery of the Securities.  On the basis of the
      ----------------------------------------------
representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, Alliance agrees to issue and sell to the Underwriters, and each of the Underwriters severally agrees to purchase from Alliance, at [ ]% of their principal amount, the respective aggregate principal amounts of the Notes set forth opposite their respective names on Exhibit B hereto. The obligations of the Underwriters under this Agreement are several and not joint. One or more certificates in definitive form for the Notes that the Underwriters have agreed to purchase hereunder, and in such denomination or denominations and registered in such name or names as the Underwriters request upon notice to Alliance at least two business days prior to the Closing Date, shall be delivered by or on behalf of Alliance, against payment by or on behalf of the Underwriters, of the purchase price therefor by wire transfer of immediately available funds to the account of Alliance previously designated by it in writing. Such delivery of and payment for the Securities shall be made at the offices of Cahill Gordon & Reindel, 80 Pine Street, New York, New York 10005, at 10:00 a.m. New York time, on [ ], 1997, or at such other place, time or date as the Underwriters and Alliance may agree upon, such time and date of delivery against payment being herein referred to as the "Closing Date." Alliance will make such certificate or certificates
           ------------
for the Notes available for checking and packaging by the Underwriters at the offices in New York, New York of BT Securities Corporation at least 24 hours prior to the Closing Date.

          4.    Offering by the Underwriters.  After the Registration Statement
                ----------------------------
becomes effective, the Underwriters propose to offer for sale to the public the Securities at the price and upon the terms set forth in the Prospectus.


          5.    Certain Covenants.  Each of the Issuers covenants and agrees
                -----------------
with the Underwriters that:

          (a) The Issuers will use all reasonable efforts to cause the Registration Statement, if not effective at the time of execution of this Agreement, and any amendments thereto, to become effective promptly. If, at the time the Registration Statement becomes effective, any information shall have been omitted therefrom in reliance upon Rule 430A of the rules and regulations of the Commission under the Act, then immediately following the execution of this Agreement, the Issuers will prepare, and thereafter the Issuers will file or transmit for filing with the Commission in accordance with such Rule 430A and Rule 424(b) of the rules and regulations of the Commission under the Act, copies of an amended Prospectus relating to such Registration Statement, or, if required by such Rule 430A, a post-effective amendment to such Registration Statement (including an amended Prospectus), containing all information so omitted. The Issuers will give each Underwriter notice of their intention to file any amendment to any Registration Statement (including any post-effective amendment) or any amendment or supplement to any Prospectus (including any revised prospectus which the Issuers propose for use by the Underwriters in connection with the offering of the Securities which differs from any prospectus on file at the Commission at the time the Registration Statement including such prospectus becomes effective, whether or not such revised prospectus is required to be filed pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act), will furnish the Underwriters with copies of any such amendment or supplement a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such amendment or supplement or use any such prospectus to which the Underwriters shall reasonably object in writing or which is not in compliance with the Act unless the Company is advised that in the opinion of counsel such filing is required by applicable law. The Issuers will advise the Underwriters, promptly after any of them receive notice thereof, of the time when the Registration Statement or any amendment thereto has been filed or declared effective or the Prospectus or any amendment or supplement thereto has been filed and will provide evidence satisfactory to the Underwriters of such filing or effectiveness.

          (b) The Issuers will advise the Underwriters, promptly after receiving notice or obtaining knowledge thereof, of (i) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any amendment thereto or any order preventing or suspending the use of any Preliminary Prospectus or any Prospectus, or any amendment or supplement thereto, (ii) the suspension of the qualification of the Securities for offering or sale in any jurisdiction, (iii) the institution, threatening or contemplation of any proceeding for any such purpose or (iv) any request made by the Commission for amending any Registration Statement, for amending or supplementing the Prospectus or for additional information. The Issuers will use their best efforts to prevent the issuance of any such stop order and, if any such stop order is issued, to obtain the withdrawal thereof as promptly as possible.

          (c) The Issuers will cooperate with the Underwriters in arranging for the qualification of the Notes for offering and sale under the securities or "Blue Sky" laws of such jurisdictions as the Underwriters may designate and will continue such qualifications in effect for as long as may be necessary to complete the initial distribution of the Notes by the Underwriters; provided, however, that in connection therewith the Issuers
                   --------  -------
     shall not be required to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction, to take any other action that would subject it to general service of process or to taxation in respect of doing business.

          (d) If, at any time when a Prospectus relating to the Securities is required to be delivered under the Act, any event shall occur as a result of which it is necessary, in the opinion of counsel for the Underwriters, to amend or supplement any Prospectus in order to make such Prospectus not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if for any other reason it shall be necessary to amend or supplement the Prospectus in order to comply with the Act and the Exchange Act, the Issuers shall (subject to Section 5(a)) forthwith amend or supplement such Prospectus so that, as so amended or supplemented, such Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a purchaser, not misleading and will comply with the Act and the Exchange Act, and the Issuers will furnish to the Underwriters a reasonable number of copies of such amendment or supplement.

          (e) The Issuers will without charge, provide (i) to each Underwriter and to counsel for the Underwriters a signed copy of each registration statement originally filed with respect to the Securities and each amendment thereto (in each case including exhibits thereto) and (ii) so long as a prospectus relating to the Securities is required to be delivered under the Act, as many copies of the Preliminary Prospectus or Prospectus or any amendment or supplement thereto as the Underwriters may reasonably request.

          (f) Subject to Section 5(a), the Issuers will timely complete all required filings and otherwise comply fully in a timely manner with all provisions of the Exchange Act and promptly file all reports and any definitive proxy or information statements required to be filed by the Issuers with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offer or sale of any of the Notes.

          (g) The Issuers will make generally available to its security holders as soon as practicable, but not later than 90 days after the close of the period covered thereby, an earning statement (in form complying with the provisions of Rule 158 of the rules and regulations of the Commission under the Act) covering a twelve-month period beginning not later than the first day of the fiscal quarter of the Issuers next following the "effective date" (as defined in Rule 158) of the Registration Statement.

          (h) The Issuers will apply the net proceeds from the sale of the Securities as set forth in the Prospectus.

          (i) Prior to the Closing Date, the Issuers will furnish to the Underwriters, as soon as they have been prepared by or are available to the Issuers, a copy of any unaudited interim financial statements of the Issuers for any period subsequent to the period covered by the most recent financial statements appearing in the Registration Statement and the Prospectus.

          6.    Expenses.  The Issuers agree to pay all costs and expenses
                --------
incident to the performance of their obligations under this Agreement, whether or not the transactions contemplated herein are consummated or this Agreement is terminated pursuant to Section 10 hereof, including, but not limited to, all costs and expenses incident to (i) the printing, word processing or other production of documents with respect to such transactions, including any costs of printing the registration statement originally filed with respect to the Securities and any amendments thereto, any Preliminary Prospectus and any Prospectus and any amendments or supplements thereto, and any "Blue Sky" memoranda, (ii) all arrangements relating to the delivery to the Underwriters of copies of the foregoing documents, (iii) the fees and disbursements of the counsel, the accountants and any other experts or advisors retained by the Issuers, (iv) the preparation, issuance and delivery to the Underwriters of any certificates evidencing the Securities, (v) the qualification of the Securities under state securities and "Blue Sky" laws, including filing fees and reasonable fees and disbursements of counsel for the Underwriters relating thereto, (vi) the filing fees of the Commission and the National Association of Securities Dealers, Inc. relating to the Securities, (vii) expenses in connection with any meetings with prospective investors in the Securities, (viii) fees and expenses of the Trustee, including fees and expenses of its counsel, (ix) advertising relating to the offering of the Securities (other than as shall have been specifically approved by the Underwriters to be paid for by the Underwriters), and (x) any fees charged by investment rating agencies for the rating of the Securities. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in
Section 7 hereof is not satisfied, because this Agreement is terminated or because of any failure, refusal or inability on the part of the Issuers to perform all obligations and satisfy all conditions on their part to be performed or satisfied hereunder (other than solely by reason of a default by the Underwriters of their obligations hereunder after all conditions hereunder have been satisfied in accordance herewith), the Issuers agree to promptly reimburse the Underwriters upon demand for all out-of-pocket expenses (including all counsel fees and disbursements) that shall have been incurred by the Underwriters in connection with the proposed purchase and sale of the Securities and any other transactions contemplated by this Agreement.

7.    Conditions of the Underwriters' Obligations.  The obligation of the
      -------------------------------------------
Underwriters to purchase and pay for the Securities are subject to the accuracy of the representations and warranties contained herein, to the performance by the Issuers of their covenants and agreements hereunder and in satisfaction of the following additional conditions:

          (a) If the registration statement originally filed with respect to the Securities, or any amendment thereto filed prior to the Closing Date has not been declared effective as of the time of execution hereof, such registration statement or such amendment shall have been declared effective not later than 10:00 a.m., New York City time, on the date on which the amendment to such registration statement originally filed with respect to the Securities, or to the Registration Statement, as the case may be, containing information regarding the initial public offering price of the Securities has been filed with the Commission, or such later time and date as shall have been consented to by the Underwriters; if required, the Prospectus and any amendment or supplement thereto shall have been filed in accordance with Rule 424(b) under the Act; no amendment to the Registration Statement shall have been filed to which the Underwriters have objected pursuant to Section 5(a) hereto; no stop order suspending the effectiveness of the Registration Statement or any amendment thereto or the qualification of the Indenture under the Trust Indenture Act shall have been issued and no proceedings for that purpose shall have been instituted or to the knowledge of the Issuers or the Underwriters, shall be threatened or contemplated by the Commission.

          (b) The Underwriters shall have received an opinion in form and substance satisfactory to the Underwriters, dated the Closing Date, of O'Sullivan Graev and Karabell LLP, special counsel to the Issuers, substantially in the form of Exhibit C hereto.

          (c) The Underwriters shall have received an opinion in form and substance satisfactory to the Underwriters, dated the Closing Date, of Irell & Manella LLP, counsel to the Issuers, substantially in the form of Exhibit D hereto.

          (d) The Underwriters shall have received an opinion in form and substance satisfactory to the Underwriters, dated the Closing Date, of [ ], Pennsylvania counsel to Alliance, substantially in the form of Exhibit E hereto.

          (e) The Underwriters shall have received an opinion in form and substance satisfactory to the Underwriters, dated the Closing Date, of [ ], Georgia counsel to the Issuers, substantially in the form of Exhibit F hereto.

          (f) The Underwriters shall have received an opinion, dated the Closing Date, of Cahill Gordon & Reindel, counsel for the Underwriters, with respect to the sufficiency of certain corporate proceedings and other legal matters relating to this Agreement, and such other related matters as the Underwriters may require. In rendering such opinion, Cahill Gordon & Reindel shall have received and may rely upon such certificates and other documents and information as they may reasonably request to pass upon such matters. In addition, in rendering their opinion, Cahill Gordon & Reindel may state that their opinion is limited to matters of New York, Delaware corporate and federal law.

          (g) The Underwriters shall have received from Ernst & Young LLP, independent public accountants for Alliance, letters dated, respectively, the date hereof and the Closing

     Date, in form and substance satisfactory to the Underwriters.

          (h) The Underwriters shall have received a certificate, dated the Closing Date, of the Chief Financial Officer of Alliance, to the effect that the representations and warranties contained in Section 2(o) of this Agreement are true and correct in all material respects as if made on and as of the Closing Date.

          (i) The representations and warranties of the Issuers contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date (other than to the extent any such representation or warranty is expressly made as to a certain date); and the Issuers shall have complied in all material respects with all agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date.

          (j) The Recapitalization and the transactions contemplated thereby shall have been consummated concurrently with the Offering.

          (k) The Credit Agreement shall have been executed and delivered by all parties thereto.

          (l) Subsequent to the respective dates of the most recent financial statements of Alliance contained in the Prospectus, there shall have been no material adverse change in the business, condition (financial or other) results of operations or prospects of Alliance and the Subsidiaries taken as a whole (a "Material Adverse Change") or any development which could
                    -----------------------
     reasonably be expected to result in a Material Adverse Change, except as set forth in, or contemplated by, the Prospectus.

          (m) None of the issuance and sale of the Securities pursuant to this Agreement or the other Transactions shall be enjoined (temporarily or permanently) and no restraining order or other injunctive order shall have been issued or any action, suit or proceeding shall have been commenced with respect to this Agreement or the Transactions before any court or governmental authority.

        (n) The Underwriters shall have received certificates, dated the Closing Date, of the appropriate officers of Alliance and each of the Guarantors as to such person, to the effect that:

        (A) The representations and warranties of such person in this Agreement are true and correct in all material respects as if made on and as of the Closing Date and such person has performed in all material respects all covenants and agreements and satisfied in all material respects all conditions on its part to be performed or satisfied at or prior to the Closing Date;

        (B) No stop order suspending the effectiveness of the Registration Statement or any amendment thereto or the qualification of the Indenture under the Trust Indenture Act has been issued, and no proceedings for those purposes have been instituted or, to the best of such person's knowledge, are threatened or contemplated by the Commission; and

        (C) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any Material Adverse Change except as set forth in or contemplated by the Prospectus.

        (o) On the Closing Date, Alliance shall have, to the extent a party thereto, complied in all material respects with all agreements and covenants in all documents contemplated by the Transactions and satisfied all conditions specified therein to be complied with or performed at or prior to the Closing Date, and each of the documents contemplated by the Transactions shall be in full force and effect.

        (p) On the Closing Date, the Underwriters shall have received copies of all certificates, documents and opinions, reasonably requested by the Underwriters, delivered by Alliance or any of its counsel and such other certificates, documents and opinions reasonably obtainable by Alliance pursuant to the Transactions.

          On or before the Closing Date, the Underwriters shall have received such further documents, opinions, certificates and schedules or instruments relating to the business, corporate, legal and financial affairs of Alliance and Newco as they shall have theretofore reasonably requested.

          All such opinions, certificates, letters, schedules, documents or instruments delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Underwriters. The Issuers shall furnish to the Underwriters such conformed copies of such opinions, certificates, letters, schedules, documents and instruments in such quantities as the Underwriters shall reasonably request.

          8.    Indemnification and Contribution.  (a)  Each of the Issuers
                --------------------------------
agree, jointly and severally, to indemnify and hold harmless each Underwriter, and each person, if any, who controls any Underwriter within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or such controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as any such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

          (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto or any Preliminary Prospectus or any Prospectus or any amendment or supplement thereto or

          (ii) the omission or alleged omission to state, in the Registration Statement or any amendment thereto, any

     Preliminary Prospectus or any Prospectus or any amendment or supplement thereto, a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and will reimburse, as incurred, each Underwriter and each such controlling person for any reasonable and documented out-of-pocket legal or other expenses reasonably incurred by the Underwriters or such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, that
                                                        --------  -------
     none of the Issuers will be liable in any such case to an Underwriter to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement or any amendment thereto, any Preliminary Prospectus or any Prospectus or any amendment or supplement thereto, or any Application in reliance upon and in conformity with written information furnished to the Issuers by or on behalf of any of such Underwriter specifically for use therein; and provided, further, that
                                                        --------  -------
     none of the Issuers will be liable to an Underwriter or any person controlling such Underwriter with respect to any such untrue statement or omission made in any Preliminary Prospectus that is corrected in the Prospectus (or any amendment or supplement thereto) if the person asserting any such loss, claim, damage or liability purchased Securities from such Underwriter in reliance upon the Preliminary Prospectus or Prospectus but was not sent or given a copy of the Prospectus (as amended or supplemented) at or prior to the written confirmation of the sale of such Securities to such person in any case where such delivery of such Prospectus or Prospectus (as so amended or supplemented) is required by the Act, unless such failure to deliver such Prospectus (as amended or supplemented) was a result of noncompliance by the Issuers with Section 5(e)(ii) of this Agreement. This indemnity agreement will be in addition to any liability that the Issuers may otherwise have to the indemnified parties.

     None of the Issuers will, without the prior written consent of the Underwriters, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification from the Underwriters may be sought hereunder (whether or not the Underwriters or any person who controls either of the Underwriters within the meaning of Section 15 of the Act or Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of the Underwriters and each such controlling person from all liability arising out of such claim, action, suit or proceeding.

          (b) Each Underwriter will severally and not jointly indemnify and hold harmless the Issuers, their directors, officers who signed the Registration Statement and each person, if any, who controls any of the Issuers within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which any of the Issuers or any such director, officer or controlling person may become subject under the Act, the Exchange Act, or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, any Preliminary Prospectus or any Prospectus or any amendment or supplement thereto or (ii) the omission or the alleged omission to state therein a material fact required to be stated in the Registration Statement or any amendment thereto, any Preliminary Prospectus or any Prospectus or any amendment or supplement thereto, or necessary to make the statements therein (in the case of any Preliminary Prospectus, any Prospectus or any amendment or supplement thereto, in the light of the circumstances under which such statements were made) not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Issuers by or on behalf of such Underwriter specifically for use therein; and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any reasonable and documented out-of-pocket legal or other expenses reasonably incurred by the Issuers or any such director, officer or controlling person in connection with investigating or defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action in respect thereof. This indemnity agreement will be in addition to any liability that the Underwriters may otherwise have to the indemnified parties. The Underwriters will not, without the prior written consent of the Issuers, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification from the Issuers may be sought hereunder (whether or not any of the Issuers or any person who controls any of the Issuers within the meaning of Section 15 of the Act or Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release any of the Issuers and each such controlling person from all liability arising out of such claim, action, suit or proceeding.

          (c)   Promptly after receipt by an indemnified party under this
     Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 8 except to the extent that such omission results in the forfeiture by the indemnifying party of substantial rights and defenses. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided,
                                                                     --------
     however, that if the defendants in any such action include both the
     -------
     indemnified party and the indemnifying
     party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it and/or other indemnified parties that are different from or in addition to those available to any such indemnifying party such that representation of both the indemnified parties and the indemnifying parties by the same counsel is inappropriate then the indemnifying parties shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this
     Section 8 for any legal or other expenses, other than reasonable and documented out-of-pocket costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the immediately preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Underwriters in the case of paragraph (a) of this Section 8 or Alliance in the case of paragraph (b) of this Section 8, representing the indemnified parties under such paragraph (a) or paragraph (b), as the case may be, who are parties to such action or actions) or (ii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying parties. After such notice from the indemnifying parties to such indemnified party (so long as the indemnified party shall have informed the indemnifying parties of such action in accordance with this Section 8 on a timely basis prior to the indemnified party seeking indemnification hereunder), the indemnifying parties will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party, unless such indemnified party waived its rights under this Section 8, in which case the indemnified party may effect such a settlement without such consent.

        (d) In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 8 is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Securities or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof). The relative benefits received by the Issuers on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering of the Securities (before deducting expenses other than underwriting discounts and commissions) received by the Issuers bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers on the one hand, or the Underwriters on the other, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances. The Issuers and the Underwriters agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Issuers on the one hand and the Underwriters on the other hand were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of this paragraph (d). Notwithstanding any other provision of this paragraph (d), the Underwriters shall not be obligated to make contributions hereunder that in the aggregate exceed the total underwriting discounts and commissions received by the Underwriters under this Agreement, less the aggregate amount of any damages that the Underwriters have otherwise been required to pay by reason of the untrue or alleged untrue statements or the omissions or alleged omissions to state a material fact, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (d), each person, if any, who controls any of the Underwriters within the meaning of
     Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Underwriters, and each director and each officer of the Issuers who signed the Registration Statement and each person, if any, who controls the Issuers within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Issuers.

          9.    Survival Clause.  The respective representations, warranties,
                ---------------
agreements, covenants, indemnities and other statements of the Issuers, their officers and the Underwriters set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Issuers, any of their officers or directors, the Underwriters or any controlling person referred to in Section 8 hereof and (ii) delivery of and payment for the Securities, and shall be binding upon and shall inure to the benefit of, any successors, assigns, heirs, personal representatives of the Issuers, the Issuers, the Underwriters and indemnified parties referred to in
Section 8 hereof. The respective agreements, covenants, indemnities and other statements set forth in Sections 6 and 8 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

          10.    Termination.  (a)  This Agreement may be terminated in the sole
                 -----------
discretion of the Underwriters by notice to Alliance given in the event that the Issuers shall have failed, refused or been unable to satisfy all conditions on their part to be performed or satisfied hereunder on or prior to the Closing Date or, if at or prior to the Closing Date:

          (i) The Issuers shall have sustained any loss or interference with respect to their respective businesses or properties from fire, flood, hurricane, earthquake, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, which loss or interference has had or has a Material Adverse Effect, or there shall have been any Material Adverse Change, or any development involving a prospective Material Adverse Change (including without limitation a change in management or control of any of the Issuers), except as described in or contemplated by the Prospectus (exclusive of any amendment or supplement thereto);

          (ii) trading in securities generally on the New York Stock Exchange, Inc., the American Stock Exchange or the Nasdaq Stock Market shall have been suspended or minimum or maximum prices shall have been established on any such exchange;

          (iii) a banking moratorium shall have been declared by New York or United States authorities;

          (iv) there shall have been (A) an outbreak or escalation of hostilities between the United States and any foreign power, (B) an outbreak or escalation of any other insurrection or armed conflict involving the United States or (c) any material change in the financial markets of the United States which, in the sole judgment of the Underwriters, makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities as contemplated by the Registration Statement, as amended as of the date hereof; or

          (v) any securities of the Issuers shall have been downgraded or placed on any "watch list" for possible downgrading by any nationally recognized statistical rating organization.

          (b) Termination of this Agreement pursuant to this Section 10 shall be without liability of any party to any other party except as provided in
     Section 9 hereof.

          11.    Information Supplied by the Underwriters.  The statements set
                 ----------------------------------------
forth in the last paragraph on the front cover page, the last paragraph on page ii, and the third paragraph, the second sentence in the fourth paragraph and the sixth and seventh paragraphs under the caption "Underwriting" in the Prospectus constitute the only information furnished by the Underwriters to the Issuers for the purposes of Section 8 hereof.

          12.    Notices.  All communications hereunder shall be in writing and,
                 -------
if sent to the Underwriters, shall be mailed, delivered or telecopied and confirmed in writing to the Underwriters c/o BT Alex. Brown Incorporated, One Bankers Trust Plaza, 130 Liberty Street, New York, New York 10005, Attention:
Corporate Finance Department, and with a copy to Cahill Gordon & Reindel, 80 Pine Street, New York, New York 10005, Attention: James J. Clark. If sent to the Issuers, shall be mailed, delivered or telecopied confirmed in writing, to Alliance Imaging, Inc., 1065 North PacifiCenter Drive, Suite 200, Anaheim, California 92806, and with copies to O'Sullivan Graev & Karabell, LLP, 30 Rockefeller Plaza, New York, New York 10112, Attention: John J. Suydam, and Irell & Manella LLP, 333 South Hope Street, Suite 3300, Los Angeles, California 90071, Attention: Anthony T. Iler.

          13.    Successors.  This Agreement shall inure to the benefit of and
                 ----------
be binding upon the Underwriters, the Issuers and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained; this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of the Issuers contained in Section 8 of this Agreement shall also be for the benefit of any person or persons who control the Underwriters within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act and (ii) the indemnities of the Underwriters contained in Section 8 of this Agreement shall also be for the benefit of the directors of the Issuers, their officers who have signed the Registration Statement and any person or persons who controls the Issuers within the meaning of Section 15 of the Act or Section 20 of the Exchange Act. No purchaser of Securities from the Underwriters will be deemed a successor because of such purchase.

          14.    Entire Agreement.  This Agreement constitutes the entire
                 ----------------
agreement among the parties hereto and supersedes all prior agreements, understandings and arrangements, oral or written, among the parties hereto with respect to the subject matter hereof.

          15.    APPLICABLE LAW.  THE VALIDITY AND INTERPRETATION OF THIS
                 --------------
AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY PROVISIONS RELATING TO CONFLICTS OF LAW.

          16.    Counterparts.  This Agreement may be executed in two or more
                 ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among the Issuers and the Underwriters.

                              Very truly yours,

                              ISSUER:

                              ALLIANCE IMAGING, INC.

                              By:
                                  ================================
                                  Name:

                                  Title:

                              GUARANTORS:

                              ALLIANCE IMAGING OF OHIO, INC.

                              By:
                                  ================================
                                  Name:

                                  Title:

                              ALLIANCE IMAGING OF MICHIGAN, INC.

                              By:
                                  ================================
                                  Name:

                                  Title:

                              ROYAL MEDICAL HEALTH SERVICES, INC.

                              By:
                                  ================================
                                  Name:

                                  Title:

                              ALLIANCE IMAGING OF CENTRAL GEORGIA, INC.

                              By:
                                  ================================
                                  Name:

                                  Title:

The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

BT ALEX. BROWN INCORPORATED

By:____________________________
   Name:
   Title:

SALOMON BROTHERS INC

By:____________________________
   Name:
   Title:

                                                                       Exhibit A

                                  Subsidiaries
                                  ------------

          [To be provided by O'Sullivan Graev & Karabell]

                                                                       Exhibit B
Underwriter                          Principal Amount of Notes
-----------                          -------------------------

                               Fixed Rate Notes   Floating Rate Notes
                               ----------------   -------------------
BT Alex. Brown Incorporated

Salomon Brothers Inc

                                                                       Exhibit C
                                                                       ---------

              Form of Opinion of O'Sullivan Graev & Karabell, LLP
              ---------------------------------------------------

          1. To the best of our knowledge, there is no action, suit, proceeding or investigation pending or threatened against or affecting any of Alliance or the Guarantors, any of their respective subsidiaries or any of their respective properties or assets in any court or before any governmental authority or arbitration board or tribunal that seeks to restrain, enjoin, prevent the consummation of or otherwise challenge any of the Transactions.

          2. Assuming due authorization, execution and delivery by Alliance and the Guarantors, the Indenture is the valid and legally binding agreement of Alliance and each of the Guarantors, enforceable against Alliance and each of the Guarantors in accordance with its terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law).

          3. Assuming due authorization, execution and delivery by Alliance, the Notes will conform in all material respects to the description thereof in the Registration Statement and will be the legally valid and binding obligations of Alliance, enforceable against Alliance in accordance with their terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law).

          4. Assuming due authorization, execution and delivery by the Guarantors, the Guarantees will conform in all material respects to the description thereof in the Registration Statement and will be the legally valid and binding obligations of each of the Guarantors, enforceable against each of the Guarantors in accordance with their terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law).

          5. To the best of our knowledge, no consent, approval, authorization or order of, or filing with any or governmental entity or body is required for the issuance and sale of the Securities by Alliance and the Guarantors pursuant to the Underwriting Agreement or pursuant to the Indenture, except (i) such as have been obtained or made under the Act or the Trust Indenture Act or otherwise, and (ii) such as may be required under state securities laws in connection with the purchase and distribution of the Securities by the Underwriters.

          6.  The Indenture has been duly qualified under the Trust Indenture
Act.

          7. The Registration Statement has become effective under the Act and, to the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the Act and no proceedings therefor have been initiated by the Commission. Any required filing of the Prospectus pursuant to Rule 424(b) under the Act has been made in accordance with Rules 424(b) and 430A under the Act.

          8. The Registration Statement and the Prospectus comply as to form in all material respects with the applicable requirements for registration statements on Form S-2 under the Act, the Trust Indenture Act and the rules and regulations of the Commission thereunder; it being understood, however, that we express no opinion with respect to the financial statements, schedules and other financial and statistical data included in or omitted from the Registration Statement or Prospectus.

          9. To the best of our knowledge, there are no contracts or documents of a character required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

          10. The Transactions conform in all material respects to the descriptions thereof in the Prospectus.

          11. Neither the Company nor any of its subsidiaries is subject to registration and regulation as an "investment company" or a company "controlled by" and "investment company" within the meaning of the Investment Company Act and the rules and regulations of the Commission thereunder.

          12. Neither the issuance or sale of the Notes nor the application of the net proceeds thereof as set forth in the Prospectus will violate Regulation G, T, U or X of the Board of Governors of the Federal Reserve System.

          In addition, we have participated in conferences with officers and other representatives of Alliance and the Guarantors, representatives of the independent public accountants for Alliance and the Guarantors and your representatives, at which the contents of the Registration Statement and the Prospectus and related matters were discussed and, although we are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus and have not made any independent check or verification thereof, during the course of such participation (relying as to materiality to a large extent upon the statements of officers and other representatives of Alliance and the Guarantors), no facts came to our attention that caused us to believe that the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of its date or as of the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; it being understood that we express no opinion with respect to the financial statements, schedules and other financial and statistical data included in or omitted from the Registration Statement or the Prospectus or with respect to the Form T-1.

                                                                       Exhibit D
                                                                       ---------

                     Form of Opinion of Irell & Manella LLP
                     --------------------------------------

          1. Each of Alliance, Alliance of Ohio, Inc. and Alliance of Michigan, Inc. (collectively, the "Delaware Companies") are corporations duly organized, validly existing and in good standing under the laws of the State of Delaware with corporate power and authority to own or lease their properties and to conduct their businesses as now conducted as described in each Prospectus.

          2. Each of Alliance and the Guarantors has the corporate power and authority to execute, deliver and perform its respective obligations under the Underwriting Agreement, the Indenture and the Securities and to issue the Securities to be issued by it pursuant to the Indenture.

          3. The Indenture has been duly authorized, executed and delivered by the Delaware Companies.

          4. The Notes have been duly and validly authorized by Alliance for issuance.

          5. The Guarantees have been duly authorized by each of Alliance Imaging of Ohio, Inc. and Alliance Imaging of Michigan, Inc.

          6. The Underwriting Agreement has been duly authorized, executed and delivered by the Delaware Companies; the execution and delivery of the Underwriting Agreement, the Indenture and the Securities by Alliance and the Guarantors, and the issuance and sale of the Securities pursuant to the Underwriting Agreement and the performance of the Transactions do not and will not conflict with or constitute or result in a breach or a default under (or an event which with notice or passage of time or both would constitute a default under) or violation of or cause an acceleration of any obligation under, or on any properties or assets of Alliance or any Guarantor with respect to (i) the terms or provisions of any Contract set forth as an exhibit to such counsel's opinion, except for any such conflict, breach, violation, default or event which would not, individually or in the aggregate, have a Material Adverse Effect, or (ii) the certificate of incorporation or bylaws of the Delaware Companies, or (iii) any statute, rule or regulation known to such counsel to be of general applicability to, or any judgment, decree or order known to such counsel to be applicable to, Alliance or any Guarantor or any of their respective properties or assets, except for any such conflict, breach or violation which would not, individually or in the aggregate, have a Material Adverse Effect.

          7. To the best of our knowledge, there are no contracts or documents of a character required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

          In addition, we have participated in conferences with officers and other representatives of Alliance and the Guarantors, representatives of the independent public accountants for Alliance and the Guarantors and your representatives, at which the contents of the Registration Statement and the Prospectus and related matters were discussed and, although we are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus and have not made any independent check or verification thereof, during the course of such participation (relying as to materiality to a large extent upon the statements of officers and other representatives of Alliance and the Guarantors), no facts came to our attention that caused us to believe that the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of its date or as of the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; it being understood that we express no opinion with respect to the financial statements, schedules and other financial and statistical data included in or omitted from the Registration Statement or the Prospectus or with respect to the Form T-1.